TONIX PHARMACEUTICALS HOLDING CORP. 8-K

Exhibit 99.2

TNX - 801, A SINGLE - DOSE LIVE VACCINE PLATFORM FOR MPOX AND OTHER EMERGING VIRAL DISEASES: SAFETY, IMMUNOGENICITY, AND EFFICACY Sina Bavari, Ph.D. World Congress on Vaccines July 10 th , 2025 © 2025 Tonix Pharmaceuticals Holding Corp.

2 © 2025 Tonix Pharmaceuticals Holding Corp. DISCLAIMER "Certain statements in this presentation regarding strategic plans, expectations and objectives for future operations or results are “forward - looking statements” as defined by the Private Securities Litigation Reform Act of 1995 . These statements may be identified by the use of forward - looking words such as “anticipate,” “believe,” “forecast,” “estimate” and “intend,” among others . These forward - looking statements are based on Tonix’s current expectations and actual results could differ materially . There are a number of factors that could cause actual events to differ materially from those indicated by such forward - looking statements . These factors include, but are not limited to, the risks related to failure to obtain FDA clearances or approvals and noncompliance with FDA regulations ; risks related to the failure to successfully market any of our products ; risks related to the timing and progress of clinical development of our product candidates ; our need for additional financing ; uncertainties of patent protection and litigation ; uncertainties of government or third party payor reimbursement ; limited research and development efforts and dependence upon third parties ; and substantial competition . As with any pharmaceutical under development, there are significant risks in the development, regulatory approval and commercialization of new products . The forward - looking statements in this presentation are made as of the date of this presentation, even if subsequently made available by Tonix on its website or otherwise . Tonix does not undertake an obligation to update or revise any forward - looking statement, except as required by law . Investors should read the risk factors set forth in the Annual Report on Form 10 - K for the year ended December 31 , 2024 , as filed with the Securities and Exchange Commission (the “SEC”) on March 18 , 2025 , and periodic reports and current reports filed with the SEC on or after the date thereof . All of Tonix's forward - looking statements are expressly qualified by all such risk factors and other cautionary statements . "

TALK OVERVIEW © 2025 Tonix Pharmaceuticals Holding Corp. 1) Background 2) TNX - 801 attenuation in vitro and in vivo 3) TNX - 801 immunogenicity and efficacy in animal models *TNX - 801 is in the pre - IND stage of development and has not been approved for any indication.

POXVIRUSES » Double stranded DNA, ~128 - 456 kb size » Virions: enveloped, brick - shaped » Size:  220 to 450 nm long î 140 to 260 nm wide î 140 to 260 nm thick » Infect vertebrate or invertebrate hosts » Genus Orthopoxvirus : ▪ Human Pathogens: • VARV: Case fatality rate  30 to 50% • MPXV: Case fatality rate  0.1 to 11% ▪ Vaccines: • Vaccinia, Cowpox, Horsepox • Horsepox virus: TNX - 801 © 2025 Tonix Pharmaceuticals Holding Corp.

POXVIRUSES: UBIQUITOUS IN THE ENVIRONMENT © 2025 Tonix Pharmaceuticals Holding Corp.

MONKEYPOX VIRUS (MPOX) © 2025 Tonix Pharmaceuticals Holding Corp. » Endemic in Central and West Africa » Two Clades: 1) Clade I (DRC) 2) Clade IIa (West Africa) and IIb (Nigeria) » Human Case Fatality Rate: ▪ Clade I –  11% ▪ Clade IIa –  3% ▪ Clade IIb –  <0.1% » Clade IIb – 2022 Outbreak ▪ 122 Countries ▪  100,000 Confirmed Cases

VARIOLA VIRUS (SMALLPOX) © 2025 Tonix Pharmaceuticals Holding Corp. » Oldest written record –  3,500 years » Oldest sequences –  1,400 years » Human Case Fatality Rate:  30% » 20 th century –  250 to 500 million deaths » Eradication: 1980

EDWARD JENNER- SMALLPOX VACCINE (1796)

- **Jenner observed milkmaids were protected from smallpox, reasoned that infection with an illness similar to smallpox but less deadly could protect one against smallpox**
  - **"Cowpox" was the name of a disease in cows that could transfer to humans and cause sores**
  - **Jenner "vaccinated" (from *vacca*, Latin for "cow") a patient with pustule matter from "cowpox" sores on a milkmaid's hands; that patient remained healthy when challenged with smallpox virus**



- **Jenner suspected that the agent causing cowpox, which he called vaccinia originated in horses and had been transferred from horses to cows' udders by dirty hands**

The College of Physicians of Philadelphia. Accessed July 15, 2021. https://www.historyofvaccines.org

© 2025 Tonix Pharmaceuticals Holding Corp.

TONIX PHARMACEUTICALS

SMALLPOX VACCINES © 2025 Tonix Pharmaceuticals Holding Corp. » Vaccine: Cowpox origin » Serial passaging: Humans, cows, and horses (143 years) » Vaccine: Vaccinia Virus (1939) closely related to cowpox but serologically distinct 1 » Multiple Vaccinia virus - based vaccines developed » Smallpox eradication 1 Downie AW. 1939. Br J Exp Pathol 20:158 – 176.

BALANCE OF TOLERABILITY AND REACTOGENICITY FOR POX-BASED VACCINES


MVA
NYVAC
Canarypox
Fowlpox
Focus
Generation of Replication Deficient
Dryvax
Lister
TianTan
Copenhagen
Tashkent
Well tolerated,
Requires high dose,
2 vaccinations
~1 death
per million
~10 deaths
per million
Non-propagating
Robustly Propagating

© 2025 Tonix Pharmaceuticals Holding Corp.

BALANCE OF TOLERABILITY AND REACTOGENICITY FOR POX-BASED VACCINES


MVA
NYVAC
Canarypox
Fowlpox
Minimally
Replicating
Dryvax
Lister
TianTan
Copenhagen
Tashkent
Well tolerated,
Requires high dose,
2 vaccinations
Horsepox
(TNX-801)
~1 death
per million
~10 deaths
per million
Non-propagating
Robustly Propagating

© 2025 Tonix Pharmaceuticals Holding Corp.

4 PRONG APPROACH TO MPOX/SMALLPOX VACCINE (TNX - 801) © 2025 Tonix Pharmaceuticals Holding Corp. 1) Well - tolerated 2) Single dose 3) Durable 4) Protection against mpox disease (lesions)

TNX - 801 ATTENUATION IN VITRO AND IN VIVO © 2025 Tonix Pharmaceuticals Holding Corp.

IN VITRO ATTENUATION OF TNX - 801 © 2025 Tonix Pharmaceuticals Holding Corp. » Investigate attenuation of TNX - 801 in vitro relative to VACV strains ▪ Positive Control: VACV - Western Reserve (WR) , VACV - International Health Department (IHD) ▪ Older vaccines used in smallpox eradication: 1) VACV - Lister (Lis) 2) VACV - New York City Board of Health (NYCBH) ▪ New Vaccine: TNX - 801 ▪ Non - replicating control: MVA » In vitro Assays: 1) Plaque phenotype – BSC - 40 and Vero - E6 2) Replication Kinetics ▪ Immortalized non - human primate cell lines ▪ Human primary cells from two main route of poxvirus transmission • Dermal and respiratory tracts

TNX - 801 DISPLAYS SMALL PLAQUE PHENOTYPE VACCINA VIRUSES VACV - Western Reserve (WR) VACV - International Health Department (IHD) VACV - Lister (Lis) VACV - New York City Board of Health (NYCBH) TNX - 801 MVA © 2025 Tonix Pharmaceuticals Holding Corp.

TNX - 801: REPLICATION IN PRIMARY HUMAN CELLS (DERMAL TRACT) Plaque Assay qPCR TNX - 801:  27 - to 119 - fold more attenuated than VACV based vaccines VACV - Western Reserve (WR) VACV - International Health Department (IHD) VACV - Lister (Lis) VACV - New York City Board of Health (NYCBH) TNX - 801 MVA Similar results were obtained with human primary cells from the respiratory tract © 2025 Tonix Pharmaceuticals Holding Corp.

IN VIVO ATTENUATION OF TNX - 801 » Investigate attenuation of TNX - 801 in vivo relative to VACV based vaccines ▪ Immunocompromised Mice (C57BL/6 ifnar - / - , C57BL/6 ifngr - / - , C57BL/6 ifnar - / - /ifngr - / - ) • Interferon receptor knockout model • Sensitive to virus infection ▪ Positive Control: VACV - WR , VACV - IHD ▪ Older vaccines: VACV - Lis, VACV - NYCBH ▪ TNX - 801 ▪ Route: Intranasal » Parameters measured: 1) Disease Score 2) Temperature 3) Weight loss 4) Survival © 2025 Tonix Pharmaceuticals Holding Corp.

TNX - 801 LACKS LETHALITY ASSOCIATED WITH OLDER SMALLPOX VACCINE STRAINS (LIS, NYCBH) TNX - 801*, Mock ~3 x 10 8 PFU VACV - Lis, NYCBH ~10 4 and 10 3 PFU VACV - WR, IHD ~10 3 PFU TNX - 801 is up to 100,000 - fold more attenuated © 2025 Tonix Pharmaceuticals Holding Corp.

TNX - 801 INFECTION DISPLAYS LIMITED REPLICATION VACV - IHD ~10 6 PFU ( ) VACV - NYCBH ~10 6 PFU ( ) TNX - 801 ~10 8 PFU ( ) © 2025 Tonix Pharmaceuticals Holding Corp.

TNX - 801 IS HIGHLY ATTENUATED WITH IMPROVED SAFETY PROFILES COMPARED TO OTHER VACCINA - BASED VACCINES © 2025 Tonix Pharmaceuticals Holding Corp.

TNX - 801 IMMUNOGENICITY AND EFFICACY IN ANIMAL MODELS (SINGLE DOSE) 1) 2) 3) © 2025 Tonix Pharmaceuticals Holding Corp.

NHP IMMUNOGENICITY AND EFFICACY STUDY DESIGN rVACV = Plaque pick from ACAM2000 (Approved Vaccine) © 2025 Tonix Pharmaceuticals Holding Corp.

NHP IMMUNOGENICITY: TNX - 801 INDUCES NEUTRALIZING ANTIBODY RESPONSE © 2025 Tonix Pharmaceuticals Holding Corp.

TNX - 801 PROVIDES PROTECTION AGAINST MPOX DISEASE NO LESIONS in TNX - 801 vaccinated groups © 2025 Tonix Pharmaceuticals Holding Corp.

TNX - 801 PROVIDES PROTECTION AGAINST LETHAL MONKEYPOX CLADE I CHALLENGE NO LETHALITY in TNX - 801 vaccinated groups © 2025 Tonix Pharmaceuticals Holding Corp.

TNX - 801 VACCINATION VIA ALTERNATIVE ROUTES (ID, SC, IM): STUDY DESIGN Number of Animal per Group Dose (PFU) Route Treatment 6 (3M/3F) 10 6 ID TNX - 801 6 (3M/3F) 10 5 ID TNX - 801 6 (3M/3F) 10 6 SC TNX - 801 6 (3M/3F) 10 5 SC TNX - 801 6 (3M/3F) 10 6 IM TNX - 801 6 (3M/3F) 10 5 IM TNX - 801 6 (4M/2F) - - Mock © 2025 Tonix Pharmaceuticals Holding Corp.

IMMUNOGENICITY: DAY 28 ANTI - VACV (MVA) TITERS © 2025 Tonix Pharmaceuticals Holding Corp. LOD Comparable IgG titers regardless of Route or Dose

TNX - 801 PROTECTS AGAINST CLINICAL DISEASE (LESIONS) NO LESIONS in TNX - 801 vaccinated groups © 2025 Tonix Pharmaceuticals Holding Corp.

TNX - 801 PROTECTS AGAINST CLINICAL DISEASE (LESIONS) NO LESIONS in TNX - 801 vaccinated groups © 2025 Tonix Pharmaceuticals Holding Corp.

TNX - 801 PROTECTS AGAINST LETHAL RPXV CHALLENGE NO LETHALITY in TNX - 801 vaccinated groups © 2025 Tonix Pharmaceuticals Holding Corp.

TNX - 801 PROVIDES PROTECTION AGAINST LETHAL MONKEYPOX CLADE IIA CHALLENGE: ALTERNATIVE ROUTES © 2025 Tonix Pharmaceuticals Holding Corp.

TNX - 801 PROVIDES PROTECTION AGAINST LETHAL MONKEYPOX CLADE IIA CHALLENGE: ALTERNATIVE ROUTES TNX - 801 (PERCUT) TNX - 801 (SC) TNX - 801 (IM) Mock Weight Loss Survival *p <0.0001 *p <0.003 * * * * © 2025 Tonix Pharmaceuticals Holding Corp.

TNX - 801 PROVIDES DURABLE PROTECTION AGAINST LETHAL RABBITPOX CHALLENGE: 6 MONTHS © 2025 Tonix Pharmaceuticals Holding Corp.

TNX - 801 PROVIDES DURABLE PROTECTION AGAINST LETHAL RABBITPOX CHALLENGE: 6 MONTHS © 2025 Tonix Pharmaceuticals Holding Corp.

TNX - 801 PROVIDES DURABLE PROTECTION AGAINST LETHAL RABBITPOX CHALLENGE: 6 MONTHS © 2025 Tonix Pharmaceuticals Holding Corp.

TNX - 801 PROVIDES DURABLE PROTECTION AGAINST LETHAL RABBITPOX CHALLENGE: 14 MONTHS © 2025 Tonix Pharmaceuticals Holding Corp.

TNX - 801 SAFETY © 2025 Tonix Pharmaceuticals Holding Corp. » In vitro : ▪ Small plaque phenotype ▪ Up to 100 - fold lower replication than VACV strains ▪ Primary cells from dermal and respiratory tracts » In vivo : ▪ Well tolerated in mice, rabbits, hamsters, and NHPs ▪ Minimal or no disease in immunocompromised murine models ▪ up to 100,000 - fold more attenuated than VACV - based vaccines ▪ Minimally replicates at site of delivery

TNX - 801 IMMUNOGENICITY AND EFFICACY (SINGLE DOSE) © 2025 Tonix Pharmaceuticals Holding Corp. » Evaluated in multiple animal models ▪ Mouse, Rabbit, and NHP (Cynomolgus) » Elicits IgG and/or neutralizing responses ▪ Various route percutaneous, subcutaneous, intramuscular ▪ Microneedle delivery » Provides 100% protection against lesions ▪ Rabbit and NHP models ▪ Rabbit model: 6 - and 14 - months » Provides 100% protection against lethal challenge ▪ Models: Mouse, Rabbit, and NHP ▪ Viruses: VACV, RPXV, MPXV clade Ia and IIa

ACKNOWLEDGEMENTS © 2025 Tonix Pharmaceuticals Holding Corp. » University of Alberta ▪ Ryan Noyce ▪ David Evans » Southern Research » TNX - 801 Team ▪ Scott Goebel ▪ Tinoush Moulaei ▪ Natasza Ziółkowska ▪ Siobhan Fogarty ▪ Helen Stillwell ▪ Bruce Daugherty ▪ Farooq Nasar ▪ Seth Lederman » TNX - 801 Team ▪ Mayanka Awasthi ▪ Christy Raney ▪ Amy Cregger ▪ Robert Enamorado ▪ Stephanie Trefry ▪ Nelson Martinez ▪ Deborah Gohegan ▪ Zeil Rosenberg